EXHIBIT 10.3

ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS: that RYSCO GAS CORPORATION, 11658 Santa Cruz Drive, Skiatook, Oklahoma 74070, hereinafter referred to as “ASSIGNOR”, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assign, bargain, sell, convey and transfer unto NORTH AMERICAN EXPORATION, INC., 6914 S. Yorktown Ave., Suite 130, Tulsa, OK 74136, hereinafter referred to as ASSIGNEE, all of Assignor’s interest in and to the lands and leases described on Exhibit “A” attached hereto and made a part hereof together with the rights incident thereto, and together with all of Assignor’s right, title and interest in all leasehold equipment, material or personal property located therein, thereon or appurtenant thereto.

ASSIGNOR makes no warranty, either express or implied, as to any of the right, titles or interest hereby conveyed. ASSIGNOR expressly disclaims and negates any implied or express warranty of merchantability, and implied or express warranty of fitness for a particular purpose, as to all equipment, fixtures, facilities, materials and improvements hereby conveyed to ASSIGNEE. All such equipment, fixtures, facilities, materials and improvements are conveyed to ASSIGNEE as is, where is, and with all faults.

The terms and provisions hereof shall be deemed to be covenants running with the land, leases, and interests covered hereby and shall extend to, bind and inure to the benefit of the parties hereto, and their heirs, successors and assigns.

In witness whereof, this Assignment and Bill of Sale is executed this 22nd day of November, 2010, but shall be effective for all purposes as of November 1, 2010.

RYSCO GAS CORPORATION

/s/ James L. Pardee
James L. Pardee, President

Instrument Book Page
I-2010-003486 001223 3

Filed for Record in
Texas Counts Oklahoma
Marcia Hollingshead, County Clerk
I-2010-003486
11/29/201 10:08:49AM Fee: 17.00
Book 001223 Page Pg 0003-0005

Instrument	Book	Page
I-2010-003486	001223	4

Miller #1-5 Assignment and Bill of Sale

P. 2

ACKNOWLEDGMENT

STATE OF OKLAHOMA	)
) ss.
COUNTY OF OSAGE	)

Before me on this day personally appeared James L. Pardee, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to. be the President of Rysco Gas Corporation, an Oklahoma corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and official seal this 22 day of November, 2010

Instrument	Book	Page
I-2010-003486	001223	5
Miller #1-5

EXHIBIT A

All property described herein is situated in Texas County, Oklahoma

DATE:	1/31/46
LESSOR:	Elbert C. Richards, et ux.
LESSEE:	Gulf Oil Corporation
RECORDED:	Book 256, Page 55
DESCRIPTION:	S/2, S/2 N/2 Section 5-1N-18ECM

DATE:	1/31/46
LESSOR:	C.L. Mathewson, et ux.
LESSEE:	Gulf Oil Corporation
RECORDED:	Book 256, Page 62
DESCRIPTION:	S/2, S/2 N/2 Section 5-1N-18ECM

DATE:	2/01/46
LESSOR:	Forest C. Cole
LESSEE:	Gulf Oil Corporation
RECORDED:	Book 256, Page 85
DESCRIPTION:	Lots 2, 3, and 4 Section 5-1N-18ECM

END OF EXHIBIT A